Registration Statement No. - 33 -



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM S-8
             Registration Statement Under the Securities Act of 1933
                      ------------------------------------

                           FLEET FINANCIAL GROUP, INC.
               (Exact name of issuer as specified in its articles)

       RHODE ISLAND                                           05-0341324
 (State or other jurisdiction                              (I.R.S. Employer
    of incorporation)                                      Identification No.)

                               ONE FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 346-4000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                           FLEET FINANCIAL GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                           WILLIAM C. MUTTERPERL, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                           FLEET FINANCIAL GROUP, INC.
                               ONE FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 346-4000
            (Name, address, including zip code, and telephone number,
              including area code, of agent for service of process)

                                    COPY TO:
                             JOANNE H. MARCOUX, ESQ.
                           FLEET FINANCIAL GROUP, INC.
                          50 KENNEDY PLAZA, 18TH FLOOR
                              PROVIDENCE, RI 02903
                                 (401) 278-6891

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

Approximate Date of Commencement of Proposed Sale to Public: From time to time after the effective date of this Registration Statement.

                                                       Exhibit Index on Page 10


                         CALCULATION OF REGISTRATION FEE

Title of          Amount to be   Proposed Maximum   Proposed        Amount of
Securities        Registered     Offering Price     Maximum         Registration
to be Registered                 Per Share (**)     Aggregate       Fee
                                                    Offering Price

Common Stock
(par value $.01)* 100,000 shs.   $70.72             $7,072,000       $2,087

(*)  Including preferred share purchase rights.

(**) Computed pursuant to Rule 457(h) solely for the purpose of determining the registration fee, based on the average of the high and low prices of the Registrant's Common Stock as reported by the New York Stock Exchange on January 14, 1998.

     Pursuant to Rule 429, the prospectus used in connection with the securities covered by this Registration Statement also relates to Registration Statements on Form S-8, Nos. 33-65230.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by Fleet Financial Group, Inc. (the "Registrant") with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated by reference in this Registration Statement:

     (a) The Registrant's latest Annual Report filed on Form 10-K for the year ended December 31, 1996; and

     (b) Quarterly reports filed on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

     (c) Current reports filed on Form 8-K dated January 15, 1997, February 4, 1997, April 16, 1997, July 16, 1997, October 15, 1997, November 10,
          1997, December 10, 1997 and January 20, 1998; and

     (d) The description of the Registrant's common stock contained in a Registration Statement filed by Industrial National Corporation (predecessor to the Registrant) on Form 8-B dated May 29, 1970, and any amendment or report filed for the purpose of updating such descriptions; and

     (e) The description of the Preferred Share Purchase Rights contained in the Registrant's Registration Statement on Form 8-A dated November 29, 1990 (as amended by an Amendment to Application or Report on Form 8-A dated September 6, 1991 and a Form 8-A/A dated March 17, 1995).

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of common stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     Such incorporation by reference shall not be deemed to specifically incorporate by reference the information referred to in Item 402(a)(8) of Regulation S-K.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The validity of the securities offered hereby will be passed upon for the Registrant by Edwards & Angell, One Hospital Trust Plaza, Providence, Rhode Island 02903. V. Duncan Johnson, Esq., a partner of Edwards & Angell, is a director of Fleet National Bank, a wholly-owned subsidiary of the Registrant, and beneficially owns 4,052 shares of common stock.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's By-laws provide for indemnification to the extent permitted by Section 7-1.1-4.1 of the Rhode Island Business Corporation Law. Such section, as adopted by the By-laws, requires the Registrant to indemnify directors, officers, employees or agents against judgments, fines, reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding to which such director, officer, employee or agent or his legal representative may be a party (or for testifying when not a party) by reason of his being a director, officer, employee or agent, provided that such director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) if he was acting in his official capacity that his conduct was in the Registrant's best interests, (b) in all other cases that his conduct was at least not opposed to its best interests, and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant's By-laws provide that such rights to indemnification are contracts rights and that the expenses incurred by an indemnified person shall be paid in advance of a final disposition of any proceeding, provided, however, that if required under applicable law, such person must deliver a written affirmation that he has met the standards of care required under such provisions to be entitled to indemnification and provides an undertaking by or on behalf of such person to repay all amounts advanced if it is ultimately determined that such person is not entitled to indemnification. With respect to possible indemnification of directors, officers and controlling persons of the Registrant for liabilities arising under the Securities Act of 1933 (the "Act") pursuant to such provisions, the Registrant is aware that the Securities and Exchange Commission has publicly taken the position that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     A list of the exhibits included as part of this Registration Statement is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

     (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (or the most recent post-effective amendment thereto); and

     (iii)To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

     provided, however, that paragraphs (i) and (ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, a copy of the Registrant's annual report to shareholders for its last fiscal year, unless such employee otherwise has received a copy of such report, in which case the Registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report upon written request from the employee.

     (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by itself is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-8 and has duly caused this Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on January 20, 1998.

                                         FLEET FINANCIAL GROUP, INC.


                                         By:/s/TERRENCE MURRAY
                                            ____________________________________
                                            TERRENCE MURRAY
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     Each person whose signature appears below hereby constitutes and appoints the Chairman and Chief Executive Officer, the Vice Chairman and Chief Financial Officer or the Secretary, or any of them, acting alone, as his true and lawful attorney-in-fact, with full power and authority to execute in the name, place and stead of each such person in any and all capacities and to file, an amendment or amendments to the Registration Statement (and all exhibits thereto) and any documents relating thereto, which amendments may make such changes in the Registration Statement as said officer or officers so acting deem(s) advisable.

     Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities indicated on January 20, 1998.

       SIGNATURE                                      TITLE


/s/Terrence Murray                             Chairman, Chief Executive
-----------------------                          Officer and Director
   Terrence Murray

/s/Eugene M. McQuade                           Vice Chairman and
-----------------------                          Chief Financial Officer
  Eugene M. McQuade

/s/Robert C. Lamb, Jr.                         Controller and Chief Accounting
-----------------------                            Officer
Robert C. Lamb, Jr.

/s/Joel Alvord                                 Director
-----------------------
   Joel Alvord

/s/William Barnet, III                         Director
-----------------------
   William Barnet, III

/s/Bradford R. Boss                            Director
-----------------------
   Bradford R. Boss

/s/Stillman B. Brown                           Director
-----------------------
   Stillman B. Brown

/s/Paul J. Choquette, Jr.                      Director
-----------------------
   Paul J.. Choquette, Jr.

/s/John T. Collins                             Director
-----------------------
   John T. Collins

/s/James F. Hardymon                           Director
-----------------------
   James F. Hardymon

/s/Robert M. Kavner                            Director
-----------------------
   Robert M. Kavner

/s/Raymond C. Kennedy                          Director
-----------------------
   Raymond C. Kennedy

/s/Robert J. Matura                           Director
-----------------------
   Robert J. Matura

/s/Arthur C. Milot                            Director
-----------------------
   Arthur C. Milot

/s/Thomas D. O'Connor                         Director
-----------------------
   Thomas D. O'Connor

/s/Michael B. Picotte                        Director
-----------------------
   Michael B. Picotte

/s/Lois D. Rice                              Director
-----------------------
  Lois D. Rice

/s/John R. Riedman                          Director
-----------------------
   John R. Riedman

/s/Thomas M. Ryan                           Director
-----------------------
   Thomas M. Ryan

/s/Samuel O. Thier                          Director
-----------------------
   Samuel O. Thier

/s/Paul R. Tregurtha                        Director
-----------------------
   Paul R. Tregurtha

                                  EXHIBIT INDEX


                                                                  SEQUENTIALLY
EXHIBIT                                                           NUMBERED
NUMBER                 EXHIBIT                                    PAGE


  4.1         Fleet Financial Group, Inc. Employee
              Stock Purchase Plan (incorporated by                    N/A
              reference to Fleet's Registration Statement on Form S-8, Registration No. 33-65230, filed on June 28, 1993)

  4.2         First Amendment to Fleet Financial Group,
              Inc. Employee Stock Purchase Plan                        11

  4.3         Restated Articles of Incorporation
              of the Registrant (incorporated by reference
              to Exhibit 1 of Fleet's Registration
              Statement on Form 8-A dated
              February 27, 1996)                                       N/A

  4.4         Bylaws of the Registrant (incorporated
              by reference to Exhibit 2 of Fleet's
              Registration Statement on Form 8-A
              dated February 27, 1996)                                 N/A

  5           Opinion of Edwards & Angell                              12

23.1          Consent of KPMG Peat Marwick LLP                         14

23.2           Consent of Edwards & Angell
               (included in Opinion filed
                as Exhibit 5).                                          N/A